UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  April 25, 2008



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
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(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
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    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Jones Lang LaSalle Incorporated (the "Company"), closed on a stand-by Credit Agreement among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal, as Administrative Agent (the "Credit Agreement").

      The stand-by facility is an unsecured revolving credit facility that will be used to support the Company's growth, including acquisitions and working capital needs. The facility is for $100.00 million and has a term of three months that can be extended by the Company for an additional three months. Initial pricing under the amended facility is expected to begin at LIBOR + 0.875%. Covenants under the facility are similar to those that exist in the Company's Amended and Restated Multicurrency Credit Agreement.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following Exhibit is included with this Report:

            99.1  Credit Agreement, dated as of April 15, 2008



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      The forward-looking statements contained in this report are based on current expectations, estimates, projections and assumptions made by management. While the Company's management believes the assumptions underlying its forward-looking statements are reasonable, such information is subject to uncertainties and may involve certain risks, many of which are difficult to predict and beyond management's control. As such, these statements are not guarantees of future performance, results or events. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 25, 2008                JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Name: Joseph J. Romenesko
                                          Its:  Treasurer

                               EXHIBIT INDEX
                               -------------




Exhibit No.       Description
-----------       -----------

  99.1            Credit Agreement, dated as of April 15, 2008